UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2007

Date of report (Date of earliest event reported)

CHINA MULTIMEDIA INC.

(Exact name of registrant as specified in its charter)

Nevada	7372	98-0507257
(State or jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Rm 1901-2, Lucky Building 39 Wellington Street, Central, Hong Kong 852-2802 8663 (Address and telephone number of principal executive offices and principal place of business)
Gary S. Joiner, Esq. Frascona, Joiner, Goodman & Greenstein, P.C. 4750 Table Mesa Drive, Boulder, Colorado 80305 (303) 494-3000 (Name, address and telephone number of agent for service)

This current report on Form 8-K is being amended to attach a letter from our auditors agreeing with this disclosure.

ITEM 4.02      NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS

On or about February 1, 2007, our accountant notified us to disclose that the previously issued financial statements, which were filed on January 30, 2007, should not be relied upon.

The financial statements should not be replied upon as they do not comply with the requirements of the Statements on Auditing Standards (“SAS”) No. 71. SAS No. 71 requires that all interim financial information should be reviewed by an independent accountant before they are filed with the SEC.

On February 1, 2007, the Board of Directors of the Company discussed the matter with our accountant and requested an immediate review of the financial statements for the period ended December 31, 2006. The review is now underway, and the amendment to the Form 10QSB will be filed as soon as possible.

ITEM 9.01 EXHIBITS

(d)

7.1

Letter from our independent accountant agreeing with the above disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MULTIMEDIA INC.

Date: February 16, 2007	By: /s/ Wilson Kin Cheung Wilson Kin Cheung, President and Director